Exhibit 10.5

NOVATION AGREEMENT dated as of the 26th day of February, 2015.

BETWEEN:

BIONIK LABORATORIES CORP.
a corporation existing under the laws of the State of Delaware
(hereinafter referred to as “Bionik US”)

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BIONIK LABORATORIES INC.,
a corporation existing under the laws of Canada
(hereinafter referred to as the “Corporation”)

WHEREAS the Corporation entered into a Registration Rights Agreement with certain shareholders of the Corporation (“Shareholders”) on February 26, 2015 (the “Registration Rights Agreement”);

AND WHEREAS the Registration Rights Agreement requires the Corporation to novate and assign all of its rights and obligations under the Registration Rights Agreement to Bionik US;

AND WHEREAS Bionik US has agreed to assume all of the Corporations’ rights and obligations under the Registration Rights Agreement and to fully perform same;

AND WHEREAS the parties hereto are therefore desirous of executing and delivering this Novation Agreement (the “Agreement”), all on and subject to the terms and conditions contained herein;

NOW THEREFORE in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties, the parties mutually agree as follows:

AGREED TERMS

1.	The Corporation assigns and transfers to Bionik US all of its right, title and interest in, to and under the Registration Rights Agreement and all benefit and advantage to be derived therefrom.

2.	Bionik US accepts such assignment and transfer and agrees in favour of each of the Corporation and each Shareholder, be bound by and perform all of the provisions of the Registration Rights Agreement which are remaining to be performed and which are binding upon or to be performed by the Corporation, all as fully and to the same extent as if Bionik US had been the original party to the Registration Rights Agreement instead of the Corporation.

3.	This Agreement may be executed in any number of counterparts and by different parties on separate counterparts (which may be facsimile copies), but shall not be valid and binding until each party has executed at least one counterpart. Each counterpart shall constitute an original but all the counterparts together shall constitute a single agreement. Transmission of a copy of an executed signature page of this Agreement to the other parties to this Agreement by facsimile transmission or e-mail in pdf format shall be as effective as delivery of a manually executed counterpart.

4.	This Agreement and any disputes or claims arising out of or in connection with its subject matter are governed by and construed in accordance with the law of the Province of Ontario and the federal laws of Canada.

4.1	The Parties irrevocably agree that the courts of Ontario have exclusive jurisdiction to settle any dispute or claim that arises out of or in connection with this Agreement.

5.	This Agreement may not be changed, amended or modified in any manner, except pursuant to an instrument in writing signed on behalf of each of the parties and with the written consent of each Shareholder. The failure by any party to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision unless such waiver is acknowledged in writing, nor shall such failure affect the validity of this Agreement or any part thereof or the right of a party to enforce each and every provision. No waiver or breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

6.	This Agreement shall enure to the benefit of and shall be binding on and shall be enforceable by the Parties and their respective, successors and permitted assigns.

7.	Bionik US agrees to deliver a copy of the executed agreement to each Shareholder.

It is acknowledged and agreed by each party hereto that each Shareholder is, and shall at all relevant times be, a third party beneficiary of the covenants of Bionik US given in this agreement and shall have all rights and remedies in connection therewith and the full benefits thereof (including to pursue claims for damages and other relief (including equitable relief) against Bionik US for any breach of this Agreement by Bionik US, which right is hereby expressly acknowledged and agreed to by each of the parties hereto) and any covenant of Bionik US given herein shall be enforceable by each Shareholder against Bionik US.

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties on the date stated above.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

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BIONIK LABORATORIES CORP.

By:	/s/ Austin Kibler
Name: Austin Kibler
Title: Chief Executive Officer

BIONIK LABORATORIES INC.

By:	/s/ Peter Bloch
Name: Peter Bloch
Title: CEO

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